SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 5, 2001

000-27729
(Commission File No.)

ZAP.COM CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	76-0571159 (I.R.S Employer ID No.)

100 Meridian Centre, Suite 350 Rochester, New York (Address of principal executive office)	14618 (Zip Code)

(716) 242-8600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5   Other Events.

             Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of Zap.Com Corporation dated January 5, 2001.

ITEM 7.   Financial Statements and Exhibits.

(c)   Exhibits Required by Item 601 of Regulation S-K

Exhibit Number	Description

99	Press release dated January 5, 2001

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAP.COM CORPORATION
	By:	/s/ Avram Glazer

Date: January 17, 2001		Avram Glazer President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99	Press release dated January 5, 2001